                                                                   Exhibit 10.38




                    EIGHTH AMENDMENT TO THE CREDIT AGREEMENT
                    ----------------------------------------

         EIGHTH AMENDMENT TO THE CREDIT AGREEMENT (this "Amendment"), dated as of December 18, 2001, among CERES GROUP, Inc., a Delaware corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :
                               - - - - - - - - - -


         WHEREAS, the Borrower, the Banks and the Administrative Agent are party to a Credit Agreement, dated as of February 17, 1999 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement");

         WHEREAS, the Borrower desires to make a minimum public offering of 14,000,000 shares of the common stock of the Borrower for net proceeds equal to no less than $30,000,000 to be applied to (i) prepay a portion of the outstanding A-1 Term Loans, (ii) redeem all of the Pyramid Seller Preferred Stock with $5,000,000 of the proceeds of such public offering and (iii) make a capital contribution to certain Regulated Insurance Companies, as further described in this Amendment.

         WHEREAS, the Borrower further desires to incur on or after the Eighth Amendment Effective Date incremental senior secured bank financing pursuant to additional A-2 Term Loans in an amount equal to $2,500,000 to be extended under the A-2 Term Loan Facility, which additional loans, if granted, shall be used to repay and terminate an equivalent amount of the commitments under the Revolving Loan Facility. The Borrower has agreed to place up to $2,500,000 of the proceeds of the public offering of the common stock of the Borrower in an escrow account and to apply such proceeds to repay the outstanding Revolving Loans (and reduce the Revolving Loan Commitments) if the additional A-2 Term Loans are not granted by a certain date.

         WHEREAS, the Borrower has requested certain amendments to the Credit Agreement in connection with such public offering and the incurrence of such additional loans and the Banks have agreed to such amendments on the terms and conditions set forth herein;

         NOW, THEREFORE, it is agreed:

         1. Section 1.01(c) of the Credit Agreement is hereby amended by (i) inserting the words "with the Additional A-2 Term Loans, if any, " immediately after the term "collectively" appearing in the first parenthetical contained therein, (ii) inserting the words "other than the Additional A-2 Term Loans which shall be incurred by the Borrower pursuant to a single drawing on the Additional A-2 Term Loan Closing Date and used for the purposes described in
Section 5.05(e)" immediately before the semicolon appearing at the end of sub-clause (i) thereof and (iii) deleting the text "Sixth Amendment Effective Date" appearing in sub-clause (iv) thereof and inserting the text "Additional A-2 Term Loan Closing Date" in lieu thereof.

         2. Section 2.02 is hereby further amended by (i) deleting the existing sub-clauses (d) and (e) contained therein in their entirety and (ii) inserting the following new sub-clauses (d) and (e) in lieu thereof:

         "(d) The Total Revolving Loan Commitment shall be permanently reduced by $2,500,000 on the Revolver Pay-Down Date.

          (e) The Total A-2 Term Loan Commitment shall terminate on the Additional A-2 Term Loan Closing Date, after giving effect to the incurrence of the Additional A-2 Term Loans on such date."

         3. Section 3.01 of the Credit Agreement is hereby amended by (i) inserting the text "(a)" immediately before the text appearing in such section and (ii) inserting the following new clause (b) at the end of same:

         "(b) Notwithstanding anything to the contrary contained in Section 3.01(a), (i) $10,000,000 of the Offering Proceeds shall be applied by the Borrower on the Eighth Amendment Effective Date to prepay the outstanding A-1 Term Loans of each Bank with an A-1 Term Loan Commitment on a pro rata basis and (ii) (x) $2,500,000 of the Additional A-2 Term Loans, or (y) if the Additional A-2 Term Loan Closing Date has not occurred by the Revolver Pay-Down Date, $2,500,000 of the Revolver Pay-Down Proceeds, shall be applied by the Borrower on the Revolver Pay-Down Date to prepay the outstanding Revolving Loans of each Bank with a Revolving Loan Commitment on a pro rata basis."

         4. Section 3.02(i)(a)(x) of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and inserting the following table in lieu thereof:


                          "Scheduled Repayment Date              Amount
                          -------------------------              ------

                          February 17, 2000                   $3,000,000

                          May 17, 2000                        $1,000,000

                          August 17, 2000                     $1,000,000

                          November 17, 2000                   $1,000,000

                          February 17, 2001                   $1,000,000

                          May 17, 2001                        $1,500,000

                          August 17, 2001                     $1,500,000

                          November 17, 2001                   $1,500,000

                          February 17, 2002                     $500,000

                          May 17, 2002                          $500,000

                          August 17, 2002                       $750,000

                          November 17, 2002                     $750,000

                          February 17, 2003                     $937,500

                          May 17, 2003                          $937,500

                          August 17, 2003                       $937,500

                          November 17, 2003                     $937,500

                          February 17, 2004                     $937,500

                          May 17, 2004                          $937,500

                          August 17, 2004                       $937,500

                          November 17, 2004                     $937,500

                          February 17, 2005                   $8,500,000"

         5. Section 3.02(i)(a)(y) of the Credit Agreement is hereby amended by inserting the following text immediately before the table contained therein:

         "(i) if the Additional A-2 Term Loan Closing Date occurs:



             A-2 Term Loan Scheduled                              Amount
             -----------------------                             ------
                 Repayment Date
                 --------------

                June 17, 2002                                    $332,500

                September 17, 2002                               $332,500

                December 17, 2002                                $332,500

                March 17, 2003                                   $375,000

                June 17, 2003                                    $375,000

                September 17, 2003                               $375,000

                December 17, 2003                                $375,000

                March 17, 2004                                   $500,000

                June 17, 2004                                    $500,000

                September 17, 2004                               $500,000

                December 17, 2004                                $500,000

                March 17, 2005                                 $1,125,000

                June 17, 2005                                  $1,125,000

                September 17, 2005                             $1,125,000

                December 17, 2005                              $1,125,000

                March 17, 2006                                 $1,500,000

                June 17, 2006                                  $2,002,500

         (ii) if the Additional A-2 Term Loan Closing Date does not occur:"


         6. Section 3.02(i) of the Credit Agreement is hereby further amended by inserting the following new sub-clauses (e) and (f) immediately after sub-clause
(d) appearing therein:

         "(e) In addition to any of the mandatory repayments pursuant to this Section 3.02(i), on the third Business Day after the date of receipt thereof by the Borrower or any of its Subsidiaries, the Borrower shall repay the principal amount of the Term Loans, in an amount equal to:

                  (A) 25% of the cash proceeds (net of underwriting discounts and commissions and all other reasonable costs associated with such transaction) from any sale or issuance after the Eighth Amendment Effective Date of equity or cash contributions to the Borrower (other than (i) the Revolver Pay-Down Proceeds and (ii) proceeds from the exercise of warrants and from the exercise of equity awards issued pursuant to compensation and other equity incentive plans existing on, or established by the Borrower, after the Eighth Amendment Effective Date);

                  (B) if the Offering Proceeds exceed $52,500,000 (the "Maximum Proceeds Amount"), 15% of any cash proceeds received by the Borrower in excess of the Maximum Proceeds Amount shall be applied by the Borrower to prepay the principal amount of the Term Loans on a pro rata basis; and

                  (C) 100% of the cash proceeds (net of underwriting discounts and conditions, loan fees and all other reasonable costs associated with such transaction) from any incurrence of any Indebtedness by the Borrower or any Subsidiary of the Borrower (other than Indebtedness permitted by Section 7.04 as in effect on the Eighth Amendment Effective Date).

         (f) In addition to any of the mandatory repayments pursuant to this Section 3.02(i), upon the occurrence of the Redemption Prepayment Event, the Redemption Price shall be applied by the Borrower to repay the principal amount of the Term Loans."

         7. Section 5.05 of the Credit Agreement is hereby amended by inserting the following new clause (e) at the end of said section:

         "(e) The proceeds of all Additional A-2 Term Loans, if any, shall be utilized by the Borrower on the Additional A-2 Term Loan Closing Date to repay an equivalent principal amount of outstanding Revolving Loans."

         8. Section 7.06 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of sub-clause (k) of said section,
(ii) deleting the period appearing at the end of clause (l) of same and inserting the text "; and" in lieu thereof, and (iii) inserting the following new clause (m) immediately after said clause (l):

         "(m) The capital contribution to certain Regulated Insurance Companies of the Offering Proceeds not otherwise applied pursuant to the terms of the Eighth Amendment; provided that until the Revolver Pay-Down Date has occurred, an amount equal to at least $2,500,000 of the Offering Proceeds shall be held in an escrow account pledged to and in form and substance satisfactory to the Administrative Agent"

         9. Section 7.08(a) of the Credit Agreement is hereby amended by (i) deleting the term "and" appearing at the end of sub-clause (i) contained therein, (ii) deleting the period appearing at the end of sub-clause (ii) contained therein and inserting the text "; and" in lieu thereof and (iii) inserting the following new sub-clause (iii) immediately after sub-clause (ii) appearing therein:

         "(iii) the Borrower may redeem no later than 5 days after the Eighth Amendment Effective Date all of the Pyramid Seller Preferred Stock with an amount equal to $5,000,000 (the "Redemption Price") of the Offering Proceeds; provided that if none of the Pyramid Seller Preferred Stock is redeemed during such period (such an event, the "Redemption Prepayment Event"), the Redemption Price shall be applied by the Borrower to repay the Term Loans pursuant to Section 3.02(i)(f)."

         10. Section 7.13 of the Credit Agreement is hereby amended by (i) deleting the text "Thereafter through December 31, 2002" and "Thereafter" appearing at the end of the column entitled "Year" appearing therein and the text "$160,000,000" and "$200,000,000" appearing at the end of the column "Amount" appearing therein and (ii) inserting the following text at the end of said section:

                  "At the end of each fiscal quarter after December 31, 2001, the Borrower shall not permit its Consolidated Net Worth to be less than the sum of (i) $85,000,000 plus (ii) 80% of the difference between the Offering Proceeds and the sum of (a) fees paid by the Borrower for the benefit of the Banks pursuant to this Amendment and (b) the Redemption Price plus (iii) 50% of the aggregate Consolidated Net Income of the Borrower for the period from January 1, 2002 through the end of such fiscal quarter, provided that in the event the Consolidated Net Income for such period is negative, for purposes of this clause
         (iii) only, Consolidated Net Income for such period shall be deemed to be zero."

         11. Section 7.17 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following table in lieu thereof:

                           "Period                             Ratio
                           -------                             -----

                June 30, 2000 through
                June 30, 2001                               1.05:1.00

                Thereafter through
                June 30, 2002                               1.05:1.00

                Thereafter through
                June 30, 2003                               1.05:1.00

                Thereafter through
                June 30, 2004                               1.10:1.00

                Thereafter through
                June 30, 2005                               1.10:1.00

                Thereafter through
                March 30, 2006                              1.10:1.00"

         12. Section 9 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

                  "`Additional A-2 Term Loans' shall mean the additional financing, if any, of no less than $2,500,000 of additional A-2 Term Loans provided to the Borrower by the Banks with an A-2 Term Loan Commitment.

                  `Additional A-2 Term Loan Closing' shall mean the granting of the Additional A-2 Term Loans by the Banks with an A-2 Term Loan Commitment.

                  `Addition A-2 Term Loan Closing Date' shall mean the date of the Additional A-2 Term Loan Closing.

                  `Ceres Common Stock' shall mean the authorized and unissued common stock of the Borrower.

                  `Eighth Amendment' shall mean the Eighth Amendment to this Agreement, dated as of December __, 2001.

                  `Eighth Amendment Effective Date' shall have the meaning provided in the Eighth Amendment.

                  `Maximum Proceeds Amount' shall have the meaning provided in
         Section 3.02(i)(e)(B) of the Credit Agreement.

                  `Offering' shall mean a public offering of Ceres Common Stock of a minimum of 14,000,000 shares (but no more than 17,000,000 shares) for net proceeds (net of underwriting discounts and commissions and all other reasonable costs associated with such transaction) of no less than $30,000,000 (the "Offering Proceeds").

                  `Offering Closing Date' shall mean the date on or before the Eighth Amendment Effective Date that the Ceres Common Stock included in the Offering is priced.

                  `Offering Proceeds' shall have the meaning set forth in the definition of "Offering".

                  `Redemption Price' shall have the meaning provided in Section 7.08(a)(iii).

                  `Redemption Prepayment Event' shall have the meaning provided in Section 7.08(a)(iii).

                  `Revolver Pay-Down Date' shall mean the earlier of (i) the Additional A-2 Term Loan Closing Date and (ii) February 17, 2002.

                  `Revolver Pay-Down Proceeds' shall mean $2,500,000 of the Offering Proceeds that shall be held by the Borrower in an escrow account in form and substance satisfactory to the Administrative Agent to repay the outstanding Revolving Loans on the Revolver Pay-Down Date if the Additional A-2 Term Loan Closing has not occurred on such date."

         13. Section 9 of the Credit Agreement is hereby further amended by inserting the following text immediately before the period appearing at the end of the definition of "Applicable Percentage" appearing therein:

         "; PROVIDED that (i) for the purposes of the A-2 Term Loans other than the Additional A-2 Term Loans, "Applicable Percentage" shall mean (a) with respect to Base Rate Loans, 3.00%, and (b) with respect to Eurodollar Loans, 4.00% and (ii) for the purposes of the Additional A-2 Term Loans, "Applicable Percentage" shall mean (a) with respect to Base Rate Loans, 3.50% and (b) with respect to Eurodollars Loans, 4.50%."

         14. Section 9 of the Credit Agreement is hereby further amended by deleting the definition of "Change of Control" in its entirety and inserting the following definition in lieu thereof:

                  " `Change of Control' shall mean (a) the Borrower shall cease to own directly or indirectly (other than as a result of a transaction permitted under Section 7.02(d) hereof) 100% of the capital stock of Continental; (b) any Person (together with its Affiliates) other than Insurance Partners and its Affiliates

         (collectively), shall own directly or indirectly 30% or more on a fully diluted basis of the voting or economic equity interests of the Borrower; or (c) a majority of the Board of Directors of the Borrower shall cease to consist of Continuing Directors."

         15. Section 9 of the Credit Agreement is hereby further amended by inserting the following text immediately prior to the period appearing at the end of the definition of "Consolidated Net Worth" appearing therein:

         "; PROVIDED that goodwill shall be excluded from the calculation of Consolidated Net Worth for the purposes of Section 7.13 hereof."

         16. Notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower and the Banks hereby acknowledge and agree that the outstanding Revolving Loans shall be repaid and the Total Revolving Loan Commitment shall be permanently reduced on February 17, 2002 (the "Revolver Pay-Down Date") in an amount equal to $2,500,000 from either (x) the Additional A-2 Term Loans or (y) the Offering Proceeds if the Additional A-2 Term Closing Date has not occurred by the Revolver Pay-Down Date.

         17. Annexes I and V to the Credit Agreement are hereby amended by deleting same in their entirety and inserting the attached Annexes I and V in lieu thereof; provided that if Additional A-2 Term Loan Closing Date occurs, Annex I shall be replaced by Annex I-A on such date and provided further that if the Additional A-2 Term Loan Closing Date does not occur Annex I shall be replaced by Annex I-B on the Revolver Pay-Down Date.

         18. In order to induce the Banks to enter into this Amendment, the Borrower represents and warrants that (i) all of the representations and warranties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the Eighth Amendment Effective Date, both before and after giving effect to this Amendment unless any such representation and warranty expressly indicates that it is being made as of any other specific date in which case such representation and warranty shall be true and correct in all material respects as of such other specified date, (ii) there exists no Default or Event of Default on the Eighth Amendment Effective Date, both before and after giving effect to this Amendment and (iii) at the time of the incurrence of the Additional A-2 Term Loans (and immediately after giving effect thereto), the consummation of same shall not (a) contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality,
(b) conflict or be inconsistent with or result in any breach of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the material properties or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its material property or assets is bound or to which it may be subject or (c) violate any provision of the certificate of incorporation, by-laws, certificate of limited partnership, limited partnership agreement or any equivalent organizational document of the Borrower or any of its Subsidiaries.

         19. This Amendment shall become effective as of the date (the "Eighth Amendment Effective Date") when the following conditions are satisfied:

         (i) the Borrower and each of the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office (such date, the "Signing Date"), provided that the Borrower shall have paid on or prior to such Signing Date all reasonable out-of-pocket costs and expenses of the Banks incurred prior to the Signing Date (including, without limitation, the fees and disbursements of White & Case LLP);

         (ii) the Borrower shall have received at least $30,000,000 of Offering Proceeds for the Offering;

         (iii) the Borrower shall have transferred $2,500,000 of the Offering Proceeds to an escrow account in form and substance satisfactory to the Administrative Agent to be applied to repay the outstanding Revolving Loans on February 17, 2002 if the Bank with the A-2 Term Loan Commitment shall not have provided additional financing in the amount of $2,500,000 to the Borrower by such date;

         (iv) the Borrower shall have applied (a) $10,000,000 of the Offering Proceeds to prepay the outstanding A-1 Term Loans of each Bank with an A-1 Term Loan Commitment on a pro rata basis and (b) 15% of any amount of the Offering Proceeds received by the Borrower that is in excess of $52,500,000 to prepay the Term Loans on a pro rata basis;

         (v) the Borrower shall have paid to the Administrative Agent for the benefit of the Banks an amendment fee equal to 0.25% of the sum of (a) the aggregate principal amount of such Bank's outstanding Term Loans plus (b) such Bank's Revolving Loan Commitment as of the Eighth Amendment Effective Date; and

         (vi) the Borrower shall have delivered to the Administrative Agent a certified copy of resolutions adopted by the Borrower authorizing the increase in the Total A-2 Term Loan Commitment contemplated by this Amendment.

         20. From and after the Eighth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

         21. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         22. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which counterparts shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.23. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.



                                        CERES GROUP, INC.


                                        By: /s/ Larry E. Wharton
                                            ------------------------------------
                                        Title: Sr. VP & Treasurer


                                        JPMORGAN CHASE BANK,
                                        Individually and as Administrative Agent


                                        By: /s/ Helen L. Newcomb
                                            ------------------------------------
                                        Title: Vice President


                                        DRESDNER BANK AG, NEW YORK
                                        BRANCH AND GRAND CAYMAN BRANCH


                                        By: /s/ Jonathan Wallin
                                           -------------------------------------
                                        Title: Vice President


                                        By: /s/ Erika P. Walters-Engenmann
                                            ------------------------------------
                                        Title: Director


                                        KEYBANK NATIONAL ASSOCIATION


                                        By: /s/ Sherrie L. Manson
                                            ------------------------------------
                                        Title: Vice President


                                        FIRSTAR BANK MILWAUKEE, N.A.


                                        By: /s/ Azad Virani
                                            ------------------------------------
                                        Title: Senior Vice President

                                        FLEET NATIONAL BANK


                                        By: /s/ Paul Chmielinski
                                            ------------------------------------
                                        Title: Director


                                        THE CIT GROUP/EQUIPMENT
                                        FINANCING, INC.


                                        By: /s/ Katie J. Saunders
                                            ------------------------------------
                                        Title: Senior Credit Analyst

                                                                        ANNEX I
                                                                        -------



                        LIST OF BANKS AND COMMITMENTS
                        -----------------------------




                                                   A-1 Term                  A-2 Term              Revolving
                  Bank                         Loan Commitment           Loan Commitment        Loan Commitment
                  ----                         ---------------           ---------------    --------------------
JPMorgan Chase Bank                            $    9,000,000           $         0.00          $      775,000

KeyBank                                        $    3,000,000           $         0.00          $      250,000

Dresdner Bank AG,                              $    9,000,000           $         0.00          $      500,000
New York Branch and
Grand Cayman Branch

Firstar Bank Milwaukee, N.A                    $    3,000,000           $         0.00          $      500,000

Fleet National Bank                            $    6,000,000           $         0.00          $      500,000

The CIT Group/Equipment Financing, Inc.        $         0.00           $   10,000,000          $         0.00

Total                                          $   30,000,000           $   10,000,000          $    2,500,000
=====                                          ==============           ==============          ==============

                                                                       ANNEX I-A

                          LIST OF BANKS AND COMMITMENTS
                          -----------------------------



                                                   A-1 Term                  A-2 Term              Revolving
                  Bank                         Loan Commitment           Loan Commitment        Loan Commitment
                  ----                         ---------------           ---------------        ---------------
JPMorgan Chase Bank                           $    9,000,000             $         0.00          $         0.00

KeyBank                                       $    3,000,000             $         0.00          $         0.00
Dresdner Bank AG,                             $    9,000,000             $         0.00          $         0.00
New York Branch and
Grand Cayman Branch

Firstar Bank Milwaukee, N.A                   $    3,000,000             $         0.00          $         0.00

Fleet National Bank                           $    6,000,000             $         0.00          $         0.00

The CIT Group/Equipment Financing, Inc.       $         0.00             $   12,500,000          $         0.00

Total                                         $   30,000,000             $   12,500,000          $         0.00
=====                                         ==============             ==============          ==============

                                                                      ANNEX I-B

                          LIST OF BANKS AND COMMITMENTS
                          -----------------------------



                                                   A-1 Term                  A-2 Term              Revolving
                  Bank                         Loan Commitment           Loan Commitment        Loan Commitment
                  ----                         ---------------           ---------------        ---------------
JPMorgan Chase Bank                            $    9,000,000            $         0.00          $         0.00

KeyBank                                        $    3,000,000            $         0.00          $         0.00

Dresdner Bank AG,                              $    9,000,000            $         0.00          $         0.00
New York Branch and
Grand Cayman Branch

Firstar Bank Milwaukee, N.A                    $    3,000,000            $         0.00          $         0.00

Fleet National Bank                            $    6,000,000            $         0.00          $         0.00

The CIT Group/Equipment Financing, Inc.        $         0.00            $   10,000,000          $         0.00

Total                                          $   30,000,000            $   10,000,000          $         0.00
=====                                          ==============            ==============          ==============
